Form 8-K - CURRENT REPORT

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 17, 2001

                                SHELTER PROPERTIES V
               (Exact name of registrant as specified in its charter)


              South Carolina           0-11574               57-0721855
      (State or other jurisdiction   (Commission          (I.R.S. Employer
            of incorporation)        File Number)       Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                      (Address of principal executive offices)


                         (Registrant's telephone number)
                                 (864) 239-1000

                                       N/A
           (Former name or former address, if changed since last report)


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Item 2.     Acquisition or Disposition of Assets.

The Registrant sold a portion of the land from one of its investment properties, Tar River Estates Apartments, located in Greenville, North Carolina on October 17, 2001. The land was sold to the City of Greenville, North Carolina, an unrelated party, for $7,350,000. The land sold was severely flooded in September 1999 and the City of Greenville, North Carolina purchased the land since it was in a special flood hazard area.

The Corporate General Partner is currently evaluating the cash requirements of the Partnership to determine what portion of the net proceeds, if any, would be available to distribute to the partners in the near future.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

      The required pro forma financial information will be provided in the Registrant's quarterly report on Form 10-QSB for the quarter ended September 30, 2001 to be filed on or before November 14, 2001.

(c)   Exhibits

      10(iv)a Purchase and Sale Contract for the parcel of land at Tar River Estates Apartments between Registrant and the City of Greenville, North Carolina.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SHELTER PROPERTIES V


                                 By:     Shelter Realty V Corporation
                                         Corporate General Partner

                                 By:     /s/Patrick J. Foye
                                         Patrick J. Foye
                                         Executive Vice President

                                 Date:   November 1, 2001

                                                               EXHIBIT 10(iv) a


                               CITY OF GREENVILLE

                         HAZARD MITIGATION GRANT PROGRAM

                          SALES AGREEMENT AND CONTRACT

The UNDERSIGNED (whether one or more, herein referred to as "Seller"), upon acceptance of the Formal Offer to Purchase of the CITY OF GREENVILLE (herein referred to as "City"), and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration in hand paid, the receipt of which is hereby acknowledged, agrees to sell and convey to the City that certain lot or parcel of land lying and being in the City or its extraterritorial jurisdiction, together with all improvements, attachments and fixtures located thereon, (herein referred to as "Property"), upon the following terms, agreements, warranties and representations:

1. SALES PRICE: The sales price is $7,350,000.00 representing just compensation and is hereby acknowledged to be the fair market value of the Property, inclusive of every interest therein, to be paid by the City through Federal and/or State funds received by the City.

2. CLOSING: Closing shall be defined as the date and time of recording of the deed from the Seller to the City. Seller agrees to coordinate with their assigned attorney to schedule a mutually agreeable date and time for closing. Closing shall not be later than 90 days after the execution of this Agreement and Contract.

3. PRELIMINARY GRANT AGREEMENT: By signing this Agreement and Contract, the Seller is certifying that all terms and conditions of the attached preliminary grant agreement are in effect.

4. HOMEOWNER CERTIFICATION REGARDING RELOCATION INTO OR PURCHASE OF PROPERTY IN A SPECIAL FLOOD HAZARD AREA: By signing this Agreement and Contract, the Seller is certifying that he/she will not relocate into a Special Flood Hazard Area (SFHA) as defined by the Federal Emergency Management Agency
     (FEMA) or purchase property in the SFHA as defined by FEMA with proceeds from Closing on the Property.

5.   TITLE:  Title  shall be  delivered  to the  City at  Closing  by a  General
     Warranty Deed and shall be a fee simple marketable title, free of all encumbrances except utility easements and such other encumbrances as may be assumed or specifically approved by the City.

6. LIENS: All deeds of trust, liens and other charges against the Property shall be paid and satisfied by the Seller prior to or at Closing.

7. DUPLICATION OF BENEFITS: The Seller hereby acknowledges, by signing this Agreement and Contract, that $1,370,916.30 of duplicated benefits will be reduced from the settlement of the above referenced property at Closing. This amount represents the amount of duplicated benefits established by the North Carolina Division of Emergency Management (NCDEM), and not reduced by receipts for actual structural repairs.

8. ENCUMBRANCES AND CONVEYANCE: The Seller shall not sell, mortgage, encumber, or otherwise dispose of the Property or any part thereof or any interest therein prior to the expiration or termination date of this Agreement and Contract as provided herein, except to the City.

9. CLOSING EXPENSES: The City shall pay for preparation of a deed and revenue stamps required by law. The City shall pay for recording the deed and, expenses connected with the examination of title and the Closing.

10. SPECIAL ASSESSMENTS: The Seller warrants that there are no assessments, either pending or confirmed, for sidewalk, paving, water, sewer, grass and/or weed cutting, or other improvements on or adjoining the Property, no owner's association dues, nor any other special assessments, except as follows (please specify, if any):

11. PRORATIONS AND ADJUSTMENTS: The following items shall be paid prior to or at
Closing:

A) Ad valorem taxes on real property for the current year shall be paid by the Seller.

B) Ad valorem taxes on personal property for the entire current year shall be paid by the Seller.

C) All late listing penalties, if any, shall be paid by the Seller. D) All assessments, if any, shall be paid by the Seller. E) All delinquent ad valorem taxes, both real and personal, and assessments shall be paid by the Seller.

12. GRANT FUNDING CONDITION: Notwithstanding anything to contrary contained herein, the obligations of the City and the Seller pursuant to this Agreement and Contract are expressly conditioned upon the City receiving Federal and/or State funds in the amount of the sales price for the purchase of the property.

13. TERM: This Agreement and Contract shall be irrevocable and shall remain in force in perpetuity, if the Seller schedules and completes Closing on the Property. If the Seller does not schedule and complete Closing on the Property, this Agreement and Contract shall be irrevocable for a period of 90 days from the date of execution.

14. EXECUTION: This Agreement and Contract shall become a binding contract when signed by both the Seller and the City and shall be executed under seal in duplicate originals, both of which together constitute one and the same instrument, with an executed original being retained by both the Seller and the City. The Seller and the City adopt the word "SEAL" beside their signatures below.

     15. PARTIES: This Agreement and Contract shall be binding upon and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors, assigns and legal representatives.

SELLER:

DATE:
SIGNATURE                                                 (SEAL)

                        WITNESS

DATE:
SIGNATURE                                                (SEAL)

                        WITNESS

DATE:
SIGNATURE                                                (SEAL)

                        WITNESS

CITY:

DATE:
BY:                                                     (SEAL)

                        WITNESS